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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 27, 1999

                             ANKER COAL GROUP, INC.
             (Exact Name Of Registrant As Specified in Its Charter)

   Delaware                           333-39643                   52-1990183
(State or other jurisdiction of    (Commission File           (I.R.S. Employer
incorporation or organization)         Number)               Identification No.)





        2708 Cranberry Square                                    26508
      Morgantown, West Virginia                                (Zip Code)
(Address Of Principal Executive Offices)

       Registrant's telephone number, including area code: (304) 594-1616


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                             ANKER COAL GROUP, INC.
                                    FORM 8-K

                                TABLE OF CONTENTS

ITEM 5.  OTHER EVENTS ......................................................   1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS .................................   1

SIGNATURE PAGE .............................................................   2

EXHIBIT INDEX ..............................................................   3


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ITEM 5.   OTHER EVENTS

          Anker Coal Group, Inc. issued the attached press release on August 27, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Amendment No. 2 to Loan Documents dated as of August 26, 1999, amending the Loan and Security Agreement, dated as of November 21, 1999, by and among certain Subsidiaries of Anker Coal Group, Inc. (the "Borrowers"), certain financial institutions party thereto (the "Lenders") and Foothill Capital Corporation, as agent (the "Agent").

         99.2     Press Release dated August 27, 1999




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SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ANKER COAL GROUP, INC.

                                        /s/ P. Bruce Sparks
                                        -----------------------
                                          P. Bruce Sparks
                                              President

Date:  August 27, 1999

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